Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Tectonic Network, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005 (the "Report"), I, Sherwin Krug, Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                By: /s/ Sherwin Krug
                                    ---------------------------------------
                                    Sherwin Krug
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)
                                     May 20, 2005